                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                               22-3410353
      ---------------------------------              -------------------
         (State or other jurisdiction                  (I.R.S. Employer
      of incorporation or organization)              Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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 [ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

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 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

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 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

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 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 20, 2005, Suburban Propane Partners, L.P. issued a press release (the
"Press Release") describing its Fiscal 2005 First Quarter Financial Results and
Distribution Declaration. A copy of the Press Release has been furnished as
Exhibit 99.1 to this Current Report.

Within the Press Release, we reference certain non-GAAP financial measures including earnings before interest, taxes, depreciation and amortization
("EBITDA"). Additionally, we discuss EBITDA, net income and net income per
Common Unit, excluding the impact of unrealized (non-cash) gains and losses attributable to mark-to-market activity on derivative instruments recorded in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133
("Accounting for Derivative Instruments and Hedging Activities"), as amended by
SFAS Nos. 137, 138 and 149.

We provide these non-GAAP financial measures because we believe that they assist the investment community in properly assessing our liquidity on a year-over-year basis. In addition, we believe that these non-GAAP financial measures provide useful information to investors and industry analysts that facilitates the comparison of cash flows between periods for purposes of evaluating our ability to meet our debt service obligations and to pay quarterly distributions.
Moreover, our senior note agreements and revolving credit agreement require us to use EBITDA as a component in calculating our leverage and interest coverage ratios. A reconciliation of EBITDA to cash flow provided by operating activities
(the most comparable GAAP measure) is presented in the Press Release furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Press Release of Suburban Propane Partners, L.P. dated January 20,
          2005, describing our Fiscal 2005 First Quarter Financial Results and
          Distribution Declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

---------------------------------   -------------------------------------------
January 20, 2005                    SUBURBAN PROPANE PARTNERS, L.P.
                                    By: /s/ Janice G. Sokol
                                    -----------------------
                                    Name: Janice G. Sokol
                                    Title: Vice President, General Counsel
                                    and Secretary

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EXHIBITS

---------------     ------------------------------------------------------------
Exhibit No.         Exhibit

99.1                Press Release of Suburban Propane Partners, L.P. dated
                    January 20, 2005, announcing the Fiscal 2005 First Quarter
                    Financial Results and Distribution Declaration.